UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 30, 2006

NCO Group, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Pennsylvania (State or other jurisdiction of incorporation)	0-21639 (Commission File Number)	23-2858652 (IRS Employer Identification No.)

507 Prudential Road, Horsham, Pennsylvania (Address of principal executive offices)	19044 (Zip Code)

Registrant’s telephone number, including area code (215) 441-3000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Additional Information and Where to Find It

In connection with the proposed merger previously announced, NCO Group, Inc. has filed a definitive proxy statement and other relevant materials with the Securities and Exchange Commission, and furnished the definitive proxy statement to shareholders of NCO Group, Inc. The proxy statement and other materials were mailed to each NCO shareholder of record as of the close of business on October 13, 2006. SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE MERGER AND PARTIES THERETO. Shareholders may obtain a free copy of the definitive proxy statement and other documents filed by NCO at the Securities and Exchange Commission’s Web site at http://www.sec.gov. The proxy statement and such other documents may also be obtained for free from NCO by directing such request to NCO, Attention: Investor Relations, telephone: (215) 441-3000. You should make such request prior to November 2, 2006 in order to receive such materials before the special meeting.

NCO and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed merger. Information concerning the interests of NCO’s participants in the solicitation is set forth in NCO’s proxy statements and Annual Reports on Form 10-K, previously filed with the Securities and Exchange Commission, and in the definitive proxy statement relating to the merger.

Item 2.02. Results of Operations and Financial Condition.

On October 30, 2006, NCO Group, Inc. (“NCO” or the “Company”) issued a press release announcing its results of operations for the third quarter of 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference in its entirety.

Item 8.01 Other Events.

The information contained in Item 2.02 of this report on Form 8-K is incorporated herein by reference.

Attached as Exhibit 99.2 are selected portions of information that NCO expects to disclose to prospective investors in connection with the proposed private placement by Collect Acquisition Corp. of up to $365,000,000 aggregate principal amount of senior notes and senior subordinated notes (collectively, the “Notes”). The offering by Collect Acquisition Corp. is occurring in connection with the previously announced merger agreement pursuant to which NCO is to be acquired by an entity controlled by One Equity Partners and its affiliates, with participation by Michael J. Barrist, Chairman, President and Chief Executive Officer of the Company and certain other members of executive management who will be given an opportunity to participate.

The Notes have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States absent registration or an applicable exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and other applicable securities laws.

This report shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of the Notes in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

No.	Description

99.1	Press Release dated October 30, 2006.
99.2	Selected portions of information that NCO expects to disclose to prospective investors in connection with the proposed private placement of Notes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NCO GROUP, INC.
Date: October 30, 2006	By:	/s/ John R. Schwab

	Name:	John R. Schwab
	Title:	Executive Vice President, Finance and Chief Financial Officer

EXHIBIT INDEX

No.	Description

99.1	Press Release dated October 30, 2006.
99.2	Selected portions of information that NCO expects to disclose to prospective investors in connection with the proposed private placement of Notes.